                         The Phoenix Edge Series Fund

                Supplement to the Prospectus dated May 1, 2008

--------------------------------------------------------------------------------

     1.The Board of Trustees of The Phoenix Edge Series Fund (the "Fund") has approved changes in subadvisor for the Phoenix-Alger Small-Cap Growth Series and the Phoenix Capital Growth Series of the Fund. As a result, effective September 15, 2008, all references in the Prospectus to Fred Alger Management, Inc. as subadvisor to the Phoenix-Alger Small-Cap Growth Series and all references in the Prospectus to Harris Investment Management, Inc. as subadvisor to Phoenix Capital Growth Series are hereby deleted.

     2.Additionally, Phoenix-Alger Small-Cap Growth Series is renamed Phoenix
       Small-Cap Growth Series. Accordingly, all references in the Prospectus, including the reference on page 1, to Phoenix-Alger Small-Cap Growth Series are replaced with Phoenix Small-Cap Growth Series.

     3.Effective September 15, 2008, Neuberger Berman Management, Inc.
       (Neuberger) is subadvisor to Phoenix Small-Cap Growth Series (formerly Phoenix-Alger Small-Cap Growth Series) and Phoenix Capital Growth Series.

     4.The investment advisory fees to be charged to The Phoenix Capital Growth
       Series and the Phoenix Small-Cap Growth Series by the investment advisor are not affected by these changes.

     5.Effective October 1, 2008 or on such later date as regulatory approvals are received, Phoenix Investment Counsel, Inc. (PIC), subadvisor to the Phoenix Growth and Income Series and the equity investments of the Phoenix Strategic Allocation Series will be called Virtus Investment Advisers, Inc. Accordingly, after such change, all references in the Prospectus to Phoenix Investment Counsel, Inc. shall be read as Virtus Investment Advisers, Inc.

The following specific changes are made to the prospectus.

       .  Page 3

          The sub-section entitled Investment Objective is deleted and replaced with the following information:

          Investment Objective: Long-term growth of capital.

       .  Page 3

          The sub-section entitled Principal Investment Strategies is deleted and replaced with the following information:

  Principal Investment Strategies

The Series normally invests at least 80% of its net assets in stocks of large-capitalization companies, which it defines as those with a market capitalization greater than $3 billion at the time of purchase. The Series seeks to generate a return that is greater than the average return for stocks in the Russell 1000 Growth Index. The Series seeks to reduce risk by diversifying among many companies, sectors and industries.

The subadvisor employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and a catalyst-driven approach, they seek to buy large-capitalization companies with strong historical and prospective earnings growth that, in the judgment of the manager, have a reasonable market valuation relative to their expected long term growth rate. The catalyst-driven approach involves examining companies for the presence of potential catalysts for growth which may include:

..  new product development;

..  management changes;

..  demographic shifts;

..  regulatory changes; and

..  mergers, acquisitions and corporate reorganizations.

The subadvisor then looks to analyze the significance of the catalyst to determine whether or not the company demonstrates the necessary qualities for inclusion in the portfolio.

The subadvisor follows a disciplined selling strategy and may sell a stock when:

..  an expected catalyst does not materialize;

..  a catalyst's impact is below expectations;

 TF1020                                                                    1

..  the fundamental picture for the company or industry deteriorates;

..  more attractive alternatives are available at better valuation levels;

..  the subadvisor believes the stock has become fully valued; and

..  it grows too large relative to the rest of the portfolio.

As part of the subadvisor's sell discipline, it identifies stocks that are down from cost or down from a 52 week high and reevaluate those stocks to determine whether or not they still demonstrate the necessary qualities for inclusion in the portfolio. In addition, the subadvisor typically will sell a position that grows too large relative to the rest of the portfolio.

       .  Page 19

          The sub-section entitled Principal Investment Strategies is deleted and replaced with the following information:

  Principal Investment Strategies

.. The Series will invest primarily in common stocks of growth companies with favorable prospects for capital growth. Under normal market conditions, the Series will invest at least 80% of its assets in the equity securities of companies that, at the time of initial purchase by the Series, have market capitalizations within the range of companies included in the Russell 2000(R) Growth Index. Because these companies are defined by reference to an index, the market capitalizations of companies in which the Series may invest may vary with market conditions. As of December 31, 2007, the market capitalization range for the securities included in this index was $47 million to $8.3 billion. The Series' policy of investing 80% of its assets in small capitalization companies is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.

.. The Series employs a disciplined investment strategy that focuses on bottom-up stock selection, identifies potential catalysts which are not reflected in stock price, develops non-consensus "buy thesis," and also emphasizes relative valuation. The subadvisor identifies catalysts through quantitative and qualitative screening methods. The subadvisor uses fundamental analysis to identify stocks with healthy financials using well-defined criteria such as incremental earnings growth, cash flow generation and other financial metrics. The subadvisor also imposes valuation parameter that examines relative valuation.

.. The Series may invest in common and preferred stocks and convertible securities.

.. The Series may invest up to 20% of its total assets in equity securities of foreign (non-U.S.) issuers, which may be denominated in foreign currency. Issuers may be in established market countries or emerging-market countries. However, at this time, the subadvisor does not consider this strategy to be a principal investment strategy.

.. The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the Series which may negatively affect Series' performance.

.. The subadvisor's investment strategy also employs a rigorously applied rules based sell discipline.

       .  Page 41

          The sub-section entitled Series Fees and Expenses within the section for the Phoenix-Van Kampen Equity 500 Index Series is deleted and replaced with the following information.

Series Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

       Annual Series Operating Expenses (expenses that are
       deducted from Series' assets)
       Management Fees                                              0.35%
       Distribution and/or Service (12b-1) Fees                      None
       Other Expenses/1/                                            0.30%
                                                                    -----
       Total Annual Series Operating Expenses                       0.65%
                                                                    =====

/1/ The Series has entered into an expense limitation agreement with the Series' investment advisor whereby the investment advisor has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.15% of the series' average net assets. This expense limitation agreement is effective through at least December 31, 2008.

       .  Page 52

          The sub-sections entitled Fred Alger Management, Inc. and Harris Investment Management, Inc. are hereby deleted.

 TF1020                                                                    2

       .  Page 53

          The first sentence of the sub-section entitled Neuberger Berman Management, Inc. is deleted and replaced with the following:

          Neuberger is the subadvisor to the Phoenix Mid-Cap Growth Series, and effective September 15, 2008, is also subadvisor to the Phoenix Small-Cap Growth Series and the Phoenix Capital Growth Series.

       .  Page 53

          The sub-section entitled Phoenix Capital Growth Series within the section entitled Portfolio Management is hereby deleted and replaced with the following information.

  Phoenix Capital Growth Series

Neuberger's Large Cap Disciplined Growth team provides portfolio management and other services to the series. Key team members are:

    . Daniel Rosenblatt is a Managing Director and Portfolio Manager. He joined Neuberger in 1990.

    . John J. Barker is a Managing Director and Portfolio Manager. He joined Neuberger in 1994.

    . Daniel J. Fletcher, CFA is a Managing Director and Portfolio Manager. He joined Neuberger in 2004. Previously, he spent nine years as an Equity Research Analyst and Product Manager at Lehman Brothers.

    . Lawrence K. Fisher is a Managing Director and Portfolio Manager. Mr. Fisher joined Neuberger in 1998.

       .  Page 54

       The description of Beverley Hendry in the sub-section entitled Phoenix-Aberdeen International Growth Series within the section entitled Portfolio Management is hereby deleted.

       .  Page 54

       The sub-section entitled Phoenix-Alger Small-Cap Growth Series within the section entitled Portfolio Management is hereby deleted and replaced with the following information.

  Phoenix Small-Cap Growth Series

       David Burshtan, managing director and portfolio manager for Neuberger is the series' portfolio manager. He joined the firm in 2002. Previously, he held portfolio manager and analyst positions at Northern Trust, Scudder-Kemper Investments and Texas Commerce Bank.

 Dated: September 16, 2008  Please keep this supplement for future reference.

 TF1020                                                                    3

                         The Phoenix Edge Series Fund

Supplement to the Statement of Additional Information ("SAI") dated May 1, 2008

--------------------------------------------------------------------------------

    1. Phoenix Capital Growth Series

       . Effective September 15, 2008, Neuberger Berman Management, Inc. is the subadvisor to the Phoenix Capital Growth Series. Accordingly, effective September 15, 2008, all references to Harris Management, Inc. as subadvisor to Phoenix Capital Growth Series, including the information contained on pages 37-38, are deleted.

       . To describe the subadvisory arrangement with respect to Phoenix Capital Growth Series, the following information is added as the first paragraph of the sub-section entitled Neuberger Berman Management, Inc. on page 41 of the SAI:

  Neuberger Berman Management, Inc.

   Pursuant to an agreement between PVA and Neuberger Berman Management, Inc. (Neuberger), Neuberger is the subadvisor and furnishes portfolio management services to the Phoenix Capital Growth Series. Neuberger became the subadvisor to Phoenix Capital Growth Series effective September 15, 2008. PVA pays a monthly fee to Neuberger based on an annual percentage of the average daily net assets of the series as follows:

      -------------------------------------------------------------------
              Series           Rate           Breakpoint Assets
      -------------------------------------------------------------------
                              0.350% On first $250 million
      Phoenix Capital Growth  -------------------------------------------
                              0.325% On assets in excess of $250 million
      -                       -------------------------------------------

       . The first sentence of the sub-section entitled "Other Accounts Managed by the Portfolio Managers" is deleted and replaced with the following sentence:

              The following tables provide information as of December 31, 2007 or June 30, 2008 as indicated regarding other accounts managed by the portfolio managers and portfolio management team members.

       . The following information is added as the first table appearing in the sub-section entitled Other Accounts Managed by the Portfolio Managers on page 41 of the SAI.

      -----------------------------------------------------------------------
                        Phoenix Capital Growth Series
      -----------------------------------------------------------------------
                             Number of Other Accounts Managed; Assets
                         Under Management (in millions) (as of June 30, 2008)
                         ----------------------------------------------------
                          Registered     Other Pooled
      Portfolio Manager   Investment      Investment
      and team members    Companies        Vehicles       Other Accounts
      -                  ----------------------------------------------------
      John Barker        2:$14 million       0:0       11,266:$7,207 million
      -----------------------------------------------------------------------
      Daniel Rosenblatt  2:$14 million       0:0       11,266:$7,207 million
      -----------------------------------------------------------------------
      Daniel Fletcher    2:$14 million       0:0       11,266:$7,207 million
      -----------------------------------------------------------------------
      Lawrence Fisher    2:$14 million       0:0       11,266:$7,207 million
      -----------------------------------------------------------------------

--------------------------------------------------------------------------------
    2. Phoenix-Alger Small-Cap Growth Series

       . Effective September 15, 2008, the series is renamed Phoenix Small-Cap Growth Series. Accordingly, all references in the SAI to Phoenix-Alger Small-Cap Growth Series are hereby replaced with Phoenix Small-Cap Growth Series.

       . Effective September 15, 2008, Neuberger Berman Management, Inc. is the subadvisor to the Phoenix Small-Cap Growth Series (formerly Phoenix-Alger Small-Cap Growth Series). Accordingly, effective September 15, 2008, all references to Fred Alger Management, Inc. as subadvisor to Phoenix Small-Cap Growth Series, including the information contained on pages 36-37, are deleted.

       . To describe the subadvisory arrangement with respect to Phoenix Small-Cap Growth Series, the following information is added as the third paragraph of the sub-section entitled Neuberger Berman Management, Inc. on page 41 of the SAI:

  Neuberger Berman Management, Inc.

   Pursuant to an agreement between PVA and Neuberger Berman Management, Inc. (Neuberger), Neuberger is the subadvisor and furnishes portfolio management services to the Phoenix Small Cap Growth Series (formerly Phoenix-Alger Small Cap Growth Series). Neuberger became the subadvisor to Phoenix Small Cap Growth Series effective September 15, 2008. PVA pays a monthly fee to Neuberger based on an annual percentage of the average daily net assets of the series as follows:

      -------------------------------------------------------------------
               Series           Rate           Breakpoint Assets
      -------------------------------------------------------------------
                                0.55% On first $300 million
      Phoenix Small-Cap Growth  -----------------------------------------
                                0.40% On assets in excess of $300 million
      -                         -----------------------------------------

       . The following information is added as the third table appearing in the sub-section entitled Other Accounts Managed by the Portfolio Managers on page 41 of the SAI.


 TF1024                                                                    1

        -----------------------------------------------------------------------
                       Phoenix Small-Cap Growth Series
        -----------------------------------------------------------------------
                             Number of Other Accounts Managed; Assets
                           Under Management (in millions) (as of June 30, 2008)
                           ----------------------------------------------------
                             Registered      Other Pooled
        Portfolio Manager    Investment       Investment
        and team members     Companies         Vehicles      Other Accounts
        -                  ----------------------------------------------------
         David Burshtan    6:$634 million        0:0        41:$1,322 million
        -----------------------------------------------------------------------

--------------------------------------------------------------------------------

    3. Change to Information about Neuberger Berman Management, Inc.

       . The sub-section entitled Compensation of the Portfolio Managers of the Subadvisor is deleted and replaced with the following information.

  Compensation of the Portfolio Managers of the Subadvisor

   Compensation for portfolio managers for the Subadvisor may consist of base compensation with bonus, a percentage of revenue, or a combination of both.

   For portfolio managers who manage Neuberger Berman's proprietary funds, compensation is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups;
   (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the portfolio manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

   Certain portfolio managers may manage products other than proprietary mutual funds, such as high net worth separate accounts or sub-advised funds. For the management of these accounts, a portfolio manager may receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a "finder's fee" or "referral fee" paid to a third party). To determine the percentage of revenue a portfolio manager receives, the aggregate fees collected on the accounts for which the portfolio manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

   In addition, portfolio managers who also manage hedge funds may receive a percentage of yearly pre-tax revenue generated from the management and incentive fees paid by hedge fund investors.

   The Subadvisor's portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. The Subadvisor believes that its portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

   In addition, there are additional stock and option award programs available.

   The Subadvisor believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

--------------------------------------------------------------------------------
    4. Subadvisor Name Change

       . Effective October 1, 2008 or on such later date as regulatory approvals are received, Phoenix Investment Counsel, Inc. (PIC), subadvisor to the Phoenix Growth and Income Series and the equity investments of the Phoenix Strategic Allocation Series will be called Virtus Investment Advisers, Inc. Accordingly, after such change, all references in the Prospectus to Phoenix Investment Counsel, Inc. shall mean Virtus Investment Advisers, Inc.

Dated: September 16, 2008  Please keep this supplement for future reference.

 TF1024                                                                    2